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                               SUBLEASE AGREEMENT
     This SUBLEASE AGREEMENT ("Sublease") is made this ___14_ day of __July____, 2003, by and between Mammoth Moving Inc. , a California Corporation ("Tenant") and NeWave, Inc, a Nevada corporation ("Subtenant").
                                R E C I T A L S :
     A. Mammoth Moving, Inc., a California corporation ("Landlord"), as landlord, and Tenant, as tenant, executed a lease dated ______________, 19__ (the "Master Lease"), with regard to certain office space commonly known as
,  Suite  ______,               ,  California  (the  "Premises).  A  copy of the
Master  Lease,  including  all amendments thereto, is attached hereto as Exhibit
"A".
B.     Tenant  desires  to  sublease  to  Subtenant a portion of the Premises as depicted on Exhibit "B" attached hereto (the "Subleased Premises"), and Subtenant desires to lease the Subleased Premises from Tenant.
THEREFORE,  Tenant  and  Subtenant  agree  as  follows:
1. ASSUMPTION. Subtenant hereby expressly assumes and agrees to perform and be bound by all covenants, conditions and obligations binding upon Tenant and the Premises under the Master Lease with regard to the Subleased Premises. This Sublease is expressly subject and subordinate to the Lease and all amendments thereto and any mortgages or deeds of trust which encumber Landlord's interest in the Premises.
2. RENT. Subtenant will pay to Tenant as rent for the Subleased Premises, in advance on the first day of each calendar month of the term of this Sublease, without deduction, offset, prior notice or demand, in lawful money of the United
States,  the  sum  of          two  thousand  three  hundred  and  forty
Dollars ($__2340________). Receipt of two thousand three hundred and forty Dollars ($_2340________) is hereby acknowledged by Tenant as rent for the first month. Tenant will be responsible for the payment to Landlord of all Operating Expenses and all other items of additional rent accruing under the Master Lease.
3.     TERM.  The  term  of  this  Sublease will be for a period of     Month to
Month           commencing  on  ___Aug  10____________,  2003_  and  ending  on
___n/a___________, 199_ (but in no event later than the termination date of the Master Lease).
4. USE. Subtenant will use the Subleased Premises for __Storage shipping & receiving______ which is a permitted use described in the Master Lease, and
Subtenant will otherwise use the Subleased Premises in compliance with all of the terms of the Master Lease and for no other purpose.
5. NO RELEASE. This Sublease will in no way release Tenant from any obligation or covenant of Tenant as tenant under the Master Lease.
6.     SECURITY  DEPOSIT.  Subtenant  will  deposit  with  Tenant upon execution
hereof     two  thousand  dollars                Dollars  ($__2000________)  as
security for Subtenant's faithful performance of Subtenant's obligations hereunder. Tenant may deal with the Security Deposit in accordance with the unmodified terms and provisions of the Master Lease which relate to a security deposit.
7. CONDITION OF PREMISES. Subtenant accepts the Subleased Premises in its condition existing as of the date of the execution of this Sublease, subject to the Master Lease and all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises. Subtenant acknowledges that neither Tenant nor Landlord nor any of their agents or employees have made any representations or warranties as to the suitability of the Subleased Premises for the conduct of Subtenant's business.
8. CONSTRUCTION. The terms, conditions and respective obligations of Tenant and Subtenant to each other under this Sublease will be the terms, conditions and obligations contained in the Master Lease, except for those provisions of the Master Lease which are directly contradicted by the provisions of this Sublease, in which event, the terms of this Sublease will control over the terms of the Master Lease as between Tenant and Subtenant only. In all other respects, the terms of the Master Lease will control. Accordingly, for the purposes of this Sublease, wherever in the Master Lease the term "Landlord" is used, it will be deemed to mean the Tenant herein, and wherever in the Master Lease the term "Tenant" is used, it will be deemed to mean the Subtenant herein.
9. ATTORNMENT. If Tenant defaults in its obligations under the Master Lease or the Master Lease terminates for any reason including, without limitation, a voluntary surrender by Tenant or any reentry or repossession of the Premises by Landlord, Landlord may terminate this Sublease or, at Landlord's option and without being obligated to do so, Landlord may require Subtenant to attorn to Landlord and, in the event Landlord exercises such option, Subtenant does hereby attorn to Landlord and agrees to perform its obligations under this Sublease directly to Landlord, in which event Landlord will take over all right, title and interest of Tenant under this Sublease from the time of the exercise of such option through the expiration or earlier termination of the term of this Sublease. In the event of any such assumption of this Sublease by Landlord and attornment by Subtenant, Landlord will not (i) be liable for any prepaid rents or security deposit paid by Subtenant to Tenant, (ii) be liable for any previous acts, omissions or defaults of Tenant under this Sublease; (iii) be subject to any defense or offset previously accrued in favor of Subtenant against Tenant; or (iv) be bound by any modification of this Sublease made without Landlord's written consent.
10. PARKING. Provided Subtenant is not in default hereunder, and provided further that Tenant is not in default under the Master Lease, Subtenant will have a license to use _____ of the reserved and _____ of the unreserved parking spaces which Tenant is licensed to use, pursuant to and in accordance with the terms of the Master Lease relative to parking; provided, however, Subtenant will pay directly to Landlord or Landlord's parking operator the monthly rental charges for such parking spaces at the rates set forth in the Master Lease as a condition to Subtenant's continued use of such parking spaces.
11. FURTHER ASSIGNMENT. Subtenant will not further sublease the Subleased Premises or any portion thereof or assign any of its rights or delegate any of its duties under this Sublease, without first obtaining the prior written consent  of  Tenant  and  Landlord.
12. INSURANCE. Subtenant will, during the entire term of this Sublease, carry all insurance policies required to be carried by Tenant under the Master Lease in accordance with the terms of the Master Lease, but where Tenant is required to be named as an additional insured, Landlord and its mortgagees will also be named as additional insureds.
13. RULES. Attached hereto and incorporated herein as Exhibit "C" may be additional rules and regulations which will govern Subtenant's use of the Subleased Premises, parking areas and the remainder of the Development of which the Subleased Premises are a part, and the term "Landlord" as used in such rules and regulations shall be deemed to mean the Tenant herein, and the term "Tenant" shall be deemed to mean the Subtenant herein. To the extent such rules and regulations are inconsistent or conflict with any rules and regulations attached to the Master Lease, the more restrictive rules and regulations will prevail and control.
IN WITNESS WHEREOF, Tenant and Subtenant have executed this Sublease as of the date first written above.
      Tenant: Mamonthing Moiving Inc.    Subtenant:
              /s/ Chris Eberz            /s/ Michael Hill
                  Chris Eberz            Michael Hill

GUARANTOR(S)  OF  THE  MASTER  LEASE:
The undersigned Landlord under the Master Lease attached hereto as Exhibit "A" hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease. This consent applies only to this Sublease and is not to be deemed to be a consent to any other sublease or assignment.

                                   EXHIBIT "A"
                                   -----------

                         MASTER LEASE AND ALL AMENDMENTS
                                [To Be Supplied]

                                   EXHIBIT "B"
                                   -----------

                         DEPICTION OF SUBLEASED PREMISES
                                [To Be Supplied]


Premises to be rented to consist of approximately 2000 sq. feet of interior warehouse space located just east of the west loading dock at 389 South Los Carneros, Goleta, and CA. 93117. Space to be determined by measurement of 1' outside interior fencing to outside wall. Space to be provided at $.90 plus $.14 NNN approximately. If in the event tenant needs to expand space the same rate will apply.

Sub-landlord will provide fencing to separate area for tenant's storage space. Tenant will provide all other build outs at his expense. Tenant responsible for all removal of build out at termination of lease.

                                   EXHIBIT "C"
                                   -----------

                        ADDITIONAL RULES AND REGULATIONS
                                [To Be Supplied]


1.  Parking  limited  to  4  vehicles in a designated area during working hours.

2. No Smoking in any building and if smoking is to be allowed it will be in a designated area only.

                         CONSENT OF LANDLORD TO SUBLEASE
                                   ,  a                          ("Landlord"),
the  landlord under that certain lease ("Master Lease") dated _________________,
entered  into  by  and  between  Landlord  and                         ,  a
("Tenant"),  whereby  Tenant,  as  the  tenant,  leased  suite _________ in that
certain  building  located  at                               in               ,
California (the "Premises"), hereby consents to the sublease ("Sublease") of the
Premises  by  Tenant  to                              ,  a
Notwithstanding the foregoing, it is a condition to Landlord's consent to the Sublease that Subtenant's occupancy of the Premises and any Sublease Agreement are subject to the following: (i) Subtenant's occupancy of the Premises and any Sublease Agreement will be subject and subordinate to the Master Lease and to all mortgages which are secured, in whole or in part, by the Premises; (ii) Landlord may enforce the provisions of the Sublease Agreement, if any, including collection of rent directly from Subtenant; (iii) in the event of termination of the Master Lease for any reason whatsoever, including, without limitation, a voluntary surrender by Tenant, or any default by Tenant, or in the event of any re-entry or repossession of the Premises by Landlord, Landlord may, at its option, either (a) terminate the Sublease Agreement and Subtenant's occupancy of the Premises, or (b) take over all of the right, title and interest of Tenant, as sublandlord, under the Sublease Agreement, in which case the Subtenant will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under the Sublease, (2) be subject to any defense or offset previously accrued in favor of the Subtenant against Tenant, or (3) be bound by any previous prepayment by Subtenant of more than one month's rent.
This  Consent  of  Landlord  has been executed this _____ day of ______________,
19__.
     ,
a
By:
     Its:
     The undersigned Tenant and Subtenant referred to hereinabove hereby acknowledge and accept the conditions of Landlord's consent to the Sublease as described hereinabove.